AMENDMENT NO. 1 TO THIRD AMENDED
                        --------------------------------
                            AND RESTATED SECURED NOTE
                            -------------------------


         THIS AMMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED SECURED TERM NOTE (this "AMENDMENT") is executed as of this 23rd day of May 2005, by and among LASERSIGHT INCORPORATED, a Delaware corporation, LASERSIGHT TECHNOLOGIES, INC., a Delaware corporation, and LASERSIGHT PATENTS, INC., a Delaware corporation (collectively, "BORROWER"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("LENDER").

                                    RECITALS
                                    --------

     A. Borrower and Lender previously agreed to an amendment and restatement of certain financial accommodations from Lender to Borrower, pursuant to that certain Third Amended and Restated Secured Term Note dated as of June 30, 2004 by Borrower in favor of Lender (as amended and as may be further amended, the "NOTE").
     B. The parties now desire to amend the Note in accordance with the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in the Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

          1. DELETION OF SECTION 11(N). The Note is hereby amended by deleting the existing Section 11(n) thereof and by inserting in lieu thereof the words "(n) [INTENTIONALLY DELETED].
          2. DELETION OF SECTION 11(O). The Note is hereby amended by deleting the existing Section 11(o) thereof and by inserting in lieu thereof the words "(o) [INTENTIONALLY DELETED].
          3. NEW SECTION 11(Q). The Note is hereby amended by inserting the following new Section 11(q) immediately following existing
               Section 11(p):

                 (q) Borrower will not allow its EBITDA (as defined herein) for any trailing twelve-month period, measured as of the last day of each calendar quarter commencing December 31, 2005, to fall below $550,000. "EBITDA" means consolidated net income of
                 Borrower, determined in accordance with GAAP, plus (a) depreciation and amortization expense deducted in the determination of consolidated net income, (b) all interest in respect of Borrowed Money, and (c) federal and state income taxes deducted in the determination of consolidated net income.

               4. REPRESENTATION AND WARRANTY. Borrower hereby represents and warrants to Lender that it has good and marketable title to all of its Collateral, free and clear of any lien or security interest in favor of any other person or entity, except as otherwise permitted in the Loan Documents.
               5. COSTS AND EXPENSES. Borrower agrees to pay all costs and expenses incurred by Lender in connection with this Agreement and all related Loan Documents, including the reasonable fees and expenses of Lender's in-house counsel not to exceed $1,500.
               6. ENFORCEABILITY. This Amendment constitutes the legal, valid and binding obligation of Borrower and Lender and is enforceable against each in accordance with its terms.
               7.   REFERENCE TO THE EFFECT ON THE NOTE.
                    i. On and after the date hereof, each reference in the Note to "this Note", "hereunder", "hereof" or words similar import shall mean and be a reference to the Note as amended by the Agreement.
                    ii. Except as specifically amended above, the Note, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.
                    iii. The  execution,  delivery  and  effectiveness  of  this
                         Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Note, or any other documents, instruments and agreements executed or delivered in connection with the Note.
                    iv. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Note.

               8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of
                    Maryland without regard to any otherwise applicable conflicts of laws principles thereof.
               9. HEADINGS. Section headings in the Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
               10. COUNTERPARTS. This Amendment may be executed in any number of counterparts (and by facsimile), each of which counterparts shall be deemed an original, but all of which shall constitute one and the same instrument.

                             [SIGNATURES TO FOLLOW]

         IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Amendment to be executed under seal as of the date first above written.


LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION
A Delaware corporation


By: /s/ Eugene McDonald     (seal)
Name: Eugene McDonald
Title: Assistant Vice President, Investment Officer



BORROWER:

LASERSIGHT INCORPORATED
A Delaware corporation

By:  /s/ Dorothy M. Cipolla  (seal)
Name: Dorothy M. Cipolla
Title: CFO & Secretary

LASERSIGHT TECHNOLOGIES, INC.
A Delaware corporation

By:  /s/ Dorothy M. Cipolla  (seal)
Name: Dorothy M. Cipolla
Title: CFO & Secretary

LASERSIGHT PATENTS, INC.
A Delaware corporation

By:  /s/ Dorothy M. Cipolla  (seal)
Name: Dorothy M. Cipolla
Title: CFO & Secretary